Exhibit 99.2

RITA Medical Systems, Inc.

(Nasdaq: RITA)

Q1 2005 Conference Call

Safe Harbor Statement

This conference call includes forward-looking statements involving risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. Forward looking statements are based on current expectations as of today. We undertake no obligation to provide updates to these expectations during the year. For those specific factors that can cause actual results to differ from our statements, we refer you to the “Risk Factors” and other disclosures included in the company’s periodic filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measure

The Company uses, and this presentation refers to, non-GAAP measures of first quarter gross margin, net loss and net loss per common share that are adjusted from GAAP results to exclude certain merger related items. The Company uses a non-GAAP measure of gross margin, excluding merger related expenses, because it believes that these expenses reflect unusual costs driven by integration of its operations and, as such, does not help the Company predict future margins. Similarly, the Company uses non-GAAP measures of net loss excluding merger related expenses, including severance, because it believes the merger related expenses in the Company’s current results are unlikely to affect future periods, at least to the same extent, and are therefore not helpful to the Company in predicting its future results of operations. Additionally, the Company uses, and this presentation refers to, as a metric earnings before interest, taxes, depreciation and amortization (“EBITDA”). The calculation of EBITDA has no basis in GAAP. The Company believes that each of these non-GAAP metrics and EBITDA provides useful information to investors, permitting a better evaluation of RITA’s ongoing business performance, including evaluation of RITA’s performance against its competitors in the healthcare industry. Reconciliations of these measures to the most directly comparable GAAP measures follow below.

The presentation by the Company of the non-GAAP metrics and EBITDA is not meant to be considered in isolation or as a substitute for the Company’s financial results prepared in accordance with GAAP. In accordance with Regulation G, a presentation of the most directly comparable GAAP measures and a discussion of the Company’s use of the non-GAAP measures are presented in the Company’s May 10, 2005 press release, which was filed with the SEC on a Current Report on Form 8-K filing on or about May 10, 2005. Furthermore, in accordance with Regulation G, a presentation of the most directly comparable GAAP measures and a discussion of the Company’s use of the EBITDA financial measures is presented in the Company’s Current Report on Form 8-K, which was filed on or about May 10, 2005. A copy of this May 10, 2005 press release and this Current Report on Form 8-K can be found on the “Investor Relations—Press Releases” section of the Company’s website at http://www.ritamedical.com.”

Conference Call Schedule

Joseph DeVivo, President and CEO

Don Stewart, CFO – Q1 Financial Results

Trent Reutiman, VP Sales & Marketing – Q1 Results

Darrin Uecker, CTO – Q1 Highlights

Dr. Jelle Kylstra, VP, Medical Director –Clinical Update

Questions and Answers

Joseph M. DeVivo

President & Chief Executive Officer

Introduction

Q1 2005 Update

Key Clinical Data

Sales Momentum

Sarbanes-Oxley

Manufacturing Integration

Donald J. Stewart

Chief Financial Officer

Q1 2005 Results

Q1 2005 GAAP Statement of Operations

Three Months Ended

March 31, 2004 June 30, 2004 Sept. 30, 2004 Dec. 31, 2004 March 31, 2005

Sales $4,644 $4,659 $7,951 $10,961 $11,205

Segment Information:

United States $3,671 $3,723 $6,662 $9,077 $9,523

International $973 $936 $1,129 $1,540 $1,573

Other Revenue $160 $344 $109

United States Sources of Revenue

New Customer Revenue $350 $428 $446 $815 $285

Utilization Revenue $3,321 $3,295 $2,215 $2,780 $3,226

Ports $2,534 $3,434 $4,098

Other Specialty Access Catheters $1,467 $2,048 $1,914

Cost of goods sold 1,615 1,670 2,821 5,094 4,805

Gross profit 3,029 2,989 5,130 5,867 6,400

Gross Profit Margin 65% 64% 65% 54% 57%

Operating expenses:

Research and development 843 981 928 1,035 1,039

Selling, general and administrative 4,366 4,018 6,139 6,114 6,768

Restructuring charges—- 1,089 220 60

Total operating expenses 5,209 4,999 8,156 7,369 7,867

Loss from operations (2,180) (2,010) (3,026) (1,502) (1,467)

Interest income and other expense, net 10 7 (232) (370) (222)

Net loss $(2,170) $(2,003) $(3,258) $(1,872) $(1,689)

Net loss per share, basic and diluted $(0.12) $(0.11) $(0.10) $(0.05) $(0.04)

Shares used in computing net loss per share, basic and diluted 17,998 18,025 31,079 38,574 41,457

Q1 2005 Pro Forma Gross Margin

Three Months Ended March 31,

2005 2004

GAAP sales $11,205 $4,644

GAAP cost of goods sold 4,805 1,615

Adjustment to remove manufacturing and inventory costs associated with integration of operations (622) -

Non-GAAP cost of goods sold 4,183 1,615

Non-GAAP gross profit $7,022 $3,029

Non-GAAP gross margin 63% 65%

Q1 2005 GAAP to Pro Forma Loss

Three Months Ended March 31,

2005 2004

GAAP net loss $(1,689) $(2,170)

Adjustment to remove manufacturing and inventory costs associated with integration of operations 622 -

Adjustment to remove other integration expenses 60 -

Non-GAAP net loss $(1,007) $(2,170)

Non-GAAP net loss per common share, basic and diluted $(0.02) $(0.12)

Shares used in computing non-GAAP net loss per common share, basic and diluted 41,457 17,998

Q1 GAAP to EBITDA

Three Months Ended March 31,

2005 2004

GAAP net loss $(1,689) $(2,170)

Add: Depreciation and amortization 971 431

Add: Interest expense 287 -

Add: Integration expenses 682 -

Deduct: (Interest income) and other expense, net (65) (10)

EBITDA, net of integration expenses $186 $(1,749)

GAAP to non-GAAP Sales

3rd Quarter 2004 4th Quarter 2004 1st Quarter 2005

GAAP Non-GAAP GAAP GAAP

Domestic RFA $2.8 $2.8 $3.7 $3.6

SAC $4.0 $5.2 $5.7 $6.0

Total $6.8 $8.0 $9.4 $9.6

International RFA $0.8 $0.8 $1.0 $0.9

SAC $0.4 $0.5 $0.6 $0.7

Total $1.2 $1.3 $1.6 $1.6

Total $8.0 $9.3 $11.0 $11.2

Balance Sheet

RITA MEDICAL SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, unaudited)

March 31, 2005 December 31, 2004

Assets

Current assets:

Cash and cash equivalents $5,906 $12,978

Marketable securities 251 880

Accounts and note receivable, net 6,480 6,410

Inventories 6,881 7,126

Prepaid assets and other current assets 1,219 792

Total current assets 20,737 28,186

Long term note receivable, net 140 177

Property and equipment, net 1,865 1,966

Goodwill 91,339 91,339

Intangible assets 29,885 30,600

Other assets 139 41

Total assets $144,105 $152,309

Liabilities and stockholders’ equity

Accounts payable and accrued liabilities $6,629 $6,731

Current portion of long term debt 708 7,200

Total current liabilities 7,337 13,931

Long term liabilities 9,534 9,722

Stockholders’ equity 127,234 128,656

Total liabilities and stockholders’ equity $144,105 $152,309

Trent C. Reutiman

V.P. U.S. Sales & Marketing

Q1 2005 Sales Results

Domestic RFA

New Business

$1,000,000 $800,000 $600,000 $400,000 $200,000 $0

Q3 2004 Q4 2004 Q1 2005

New Direct $440,000 $332,000 $483,000

Initial Investment by Distributors

$285,000

Utilization

$3,500,000 $3,000,000 $2,500,000 $2,000,000 $1,500,000 $1,000,000

Q3 2004 Q4 2004 Q1 2005

$2,215,000 $2,780,000 $3,226,000

International RFA

International RFA Sales

$1,100,000 $1,000,000 $900,000 $800,000 $700,000 $600,000 $500,000 $400,000

Q3 2004 Q4 2004 Q1 2005 $760,376 $992,996 $926,843

International Specialty Access Catheters

Ports

$400,000 $300,000 $200,000 $100,000 $0

Q3 2004 Q4 2004 Q1 2005

$259,100 Aug / Sep Sales

$54,000 Pro forma + July Sales

$357,000 $425,100

Other SAC

$200,000 $100,000 $0

Q3 2004 Q4 2004 Q1 2005

$108,000 Aug / Sep Sales

$49,000 Pro forma + July Sales

$191,000 $225,400

Domestic Specialty Access Catheters

Ports

$4,000,000 $3,000,000 $2,000,000 $1,000,000 $0

Q3 2004 Q4 2004 Q1 2005

$2,501,000 Aug / Sep Sales

$836,000 Pro forma + July Sales

$3,434,000 $4,098,000

Other SAC

$4,000,000 $3,000,000 $2,000,000 $1,000,000 $0

Q3 2004 Q4 2004 Q1 2005

$1,502,000 Aug / Sep Sales

$416,000 Pro forma + July Sales

$2,048,000 $1,914,000

Talon RFA Device

Side-Deployment designed so as to enable improved penetration of mobile tumors

Easier positioning designed for both surface and difficult to reach dome lesions

Integrated main cable & tubing designed set for easy set-up

Solid tip designed for improved penetrations of hard tumors

Used for percutaneous, laparoscopic & open cases

Proprietary real-time temperature feedback designed to ensure controlled ablations

Tip Placed to Distal Margin of Tumor

Side-Deployed Tines Penetrate Tumor to 1cm Margin

4cm Spherical Ablation Created Using RITA Temperature Control

Peripherally Located Lesion

Darrin Uecker

Chief Technology Officer

Q1 2005 Highlights

Manufacturing Transfer

Produced approximately 45% of all RF electrodes in Manchester Facility in Q1

Quarter started slow, however March production was above the demand run rate, producing nearly 60% of all electrodes for the quarter in the month of March.

April production was well over 100% of current demand run rate for the product families transferred.

RFA Q1 Production in Manchester

% of Quarterly Output

70% 60% 50% 40% 30% 20% 10% 0%

Jan Feb March

In March production was in excess of demand run rate

R&D Product Launches

Talon RF Electrode

Designed for easier and faster electrode positioning

Designed for improved tumor anchoring

Leverages current infusion platform

Vortex EZ and Vortex EZ Max

Designed with novel “suture anywhere” feature

Plastic and silicon port designed for MRI compatibility

Max catheter designed for improved imagining visibility

LifeGuard Vision

Designed for enhanced ease of use

Lowest profile Huber safety needle on the market

Regulatory Update

Received a response from FDA late February

Follow-on conference call with FDA

Ongoing discussion to determine next steps

No target date for FDA clearance at this time

Jelle Kylstra, MD

VP, Medical Director

Q1 2005 Clinical Update

Population Cleveland Clinic Study

(n=135, non-resectable)

Characteristic Mean +/- SEM

Median age, years: 62 +/-1

Sex, male (%): 63%

# of tumors treated with RFA: 3.2 +/- .2

# of metastases: 1-3 65%

> 3 35%

Extrahepatic disease present: 30%

Largest size of met: < 3 cm 28%

3-5 cm 45%

> 5 cm 27%

Pre-RFA chemotherapy: 80%

Study Results—Overall Survival:

28.9 months post RFA,

44.6 months from diagnosis of metastases (Kaplan-Meier)

Percent Survival

100 90 80 70 60 50 40 30 20 10 0

0 1 2 3 4 5

Median Survival 2.4 Years

Years

Median Survival in Recent Comparative Studies

1st line chemotherapy alone: (months)

Irinotecan + infusional 5FU (Douillard) 17.4

Irinotecan, bolus 5FU + bevacizumab (Hurwitz) 20.3

FOLFOX4 (Sargeant) 19.5

FOLFOX6 +FOLFIRI (Gercor) 21.6

Floxuridine Hepatic Artery Infusion (CALGB, Kemeny) 24.4

2nd line chemotherapy alone:

FOLFOX4+bevacizumab (ECOG3200) 12.5

Irinotecan + cetuximab (“Bond” study) 8.6

2nd line RFA + chemotherapy:

Percutaneous RFA + 2nd line chemotherapy (DeBaère) 27

Laparoscopic RFA + 2nd line chemotherapy (Cleveland study) 28.9

Conclusions

Cleveland Study: RFA + modern chemotherapy as 2nd line treatment confers a median survival of 28.9 months, over a year better than reported with any chemotherapy regimen in a 2nd line setting;

Limited extra-hepatic disease pre-RFA does not affect outcome;

RFA can be performed with similar outcome either by laparoscopy (Cleveland study) or percutaneously (French study by DeBaère et al);

RFA is an adjuvant to modern chemotherapy:

RFA may be given concurrent with FOLFOX, IFL, or IFL+Erbitux;

Avastin may be added to FOLFOX or IFL 1 month after RFA

Joseph M. DeVivo

President and Chief Executive Officer

Summary

Q2 2005

Q2 2005

Revenues $11.5M to $12.2M

Gross Margin 63% to 66%

Integration $0.4M to $0.6M

Net Income/Net Integration ($0.4M) to $0.1M

EPS/Net Integration

2005 Full Year

Revenues $50M to $56M

Gross Margin 63% to 66%

Integration $1.2M to $1.8M

Net Income/Net Integration $1.0M to $2.7M

EPS/Net Integration

Questions and Answers